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                                                                  Exhibit 10.1*
                               AMENDMENT NUMBER 2
                              TO LICENSE AGREEMENT

      This amendment dated as of September 1, 1999, (the "Second Amendment") is to the License Agreement dated December 9, 1996, as amended by Amendment Number 1 thereto dated as of February 1, 1998 (referred to herein as "the Agreement") by and between Coach, a division of Sara Lee Corporation, ("Licensor") and Movado Group, Inc., ("MGI"), and NA Trading SA ("NAT") ("MGI and NAT hereinafter referred to together as "Licensee").

      WHEREAS, the parties desire to make certain additional changes to the Agreement as set forth below:

      NOW THEREFORE in consideration of the mutual covenants and the premises set forth herein, the Agreement is hereby amended as follows:

1. Immediately following the last sentence of section 11.1 add the following:

            With respect to Licensee's sales of the Licensed Products in Japan only, to those Non-Licensor Channels set forth on Exhibit A hereto (which Exhibit may be amended from time to time to add and delete locations upon mutual agreement of the parties) Licensee shall pay *.

2. Except as set forth in this Second Amendment, the Agreement shall remain in full force and effect.

3. This Second Amendment may be signed by the parties duly executing counterpart originals.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized officers and to become effective as of the date first above written.

COACH
A Division of Sara Lee Corporation

By: /s/ Keith Monda
    --------------------------------
Name:  Keith Monda
Title: EVP, COO


MOVADO GROUP, INC.

By: /s/ Tim Michno
    --------------------------------
Name:  Tim Michno
Title: Secretary/General Counsel


NA TRADING SA
By: /s/ Michael Bush
    --------------------------------
Name:  Michael Bush
Title:

* CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGE 1 AND FROM EXHIBIT A AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 ("1934 ACT")


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                                    EXHIBIT A

                                Japan Locations

                       * CONFIDENTIAL PORTION OF THIS EXHIBIT
                       OMITTED AND FILED SEPARATELY WITH THE SEC
                       PURSUANT TO RULE 24 b-2 OF THE 1934 ACT.